                                                                    Exhibit 3.3


                          COMMONWEALTH OF PENNSYLVANIA

                               DEPARTMENT OF STATE

                                 April 21, 1998

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

                             K B K ENTERPRISES, INC.

      I, Yvette Kane, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct photocopy of Articles of Incorporation and all Amendments.

which appear of record in this department.

                                                IN TESTIMONY WHEREOF, I have
                                                hereunto set my hand and caused
                                                the Seal of the Secretary's
                                                Office to be affixed, the day
                                                and year above written.

                                                ------------------------------
                                                Secretary of the Commonwealth

                            ARTICLES OF INCORPORATION

                          COMMONWEALTH OF PENNSYLVANIA

                    DEPARTMENT OF STATE - CORPORATION BUREAU

K B K Enterprises, Inc.
7295 Old Berwick Road
Bloomsburg, PA  17815
(Columbia County)

EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

The corporation shall have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law of 1933, as amended.

The Aggregate Number Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall have Authority to have:

040 Number and Claim of Shares - 20,000 shares - no par value

042 Total Authorized Capital - $300.00

031 Terms of Enterprise - Perpetual

The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each Incorporator:

Stephen T. Benza - 150 shares - no par value
14 Ivey Court, R.D. #7
Bethlehem, PA  18015

James W. Knorr - 150 shares - no par value
7295 Old Berwick Road
Bloomsburg, PA 17815

Microfilm Number: 8343 908

COMMONWEALTH OF PENNSYLVANIA                                          8343 909

Department of State

CERTIFICATE OF INCORPORATION

      Office of the Secretary of the Commonwealth to All to Whom These Presents Shall Come, Greeting:

      WHEREAS, under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

      WHEREAS, the stipulations and conditions of the Law have been fully complied with by

                             K B K ENTERPRISES, INC.

THEREFORE, KNOW YE, that subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

      Such corporation shall have and enjoy and shall be subject too all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                                        GIVEN under my Hand and the Great Seal
                                              of the Commonwealth, at the City
                                              of Harrisburg, this 15th day of
                                              July in the year of our Lord one
                                              thousand nine hundred and
                                              eighty-three and of the
                                              Commonwealth the two hundred and
                                              eighth.

                                              ------------------------------
                                              Secretary of the Commonwealth

HUMMEL JAMES & MIHALIK ESQS
27 EAST MAIN STREET
BLOOMSBURG, PA  17815

COMMONWEALTH OF PENNSYLVANIA                                          84091707
DEPARTMENT OF STATE
CORPORATION BUREAU

      In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 of L.________ P.S. ss.18061, the undersigned corporation, desiring to amend its Articles does hereby certify that:

1.    The name of the corporation is:

      KBK Enterprises, Inc.

2. The location of its registered office __________ Commonwealth is the Department of State is hereby authorized to correct the following statement to conform to the records of the Department:

      7295 Old Berwick Road
      Bloosmburg, Pennsylvania  17815

3.    The statute by or under which it was incorporated is:

      15 P.S. 7001, as amended, Act of May 5, 1933, P.L. 364, as amended.

4.    The date of its incorporation is: July 15, 1983.

5.    (Check and if appropriate, complete one of the following):

      |_| The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

            Time:  The ___________ day of ______________________, 19__
            Place:____________________________________________________
            Kind and period of notice:________________________________

      |X| The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.    At the time of the action of shareholders:

      (a)   The total number of shares outstanding was: Three hundred (300);

      (b)   The number of shares entitled to vote was: Three hundred (300).

7.    In the actual in the shareholders:

      (a)   The number of shares voted in favor of

            Three hundred (300)

      (b)   The number of shares voted agtainst the amendment was: 0.

8.    The amendment adopted by the shareholders set forth in full is as follows:

      RESOLVED, that the Articles of Incorporation be amended to show that the capitalization of said corporation and the number of shares authorized to be issued read as follows: 20,000 shares of common stock having a par value of $1.00 each resulting in an authorized capital of $20,000.00.

      IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto afixed this _________________ day of _________________,1984.

                                             KBK ENTERPRISES, INC.
                                          ---------------------------
                                             (Name of Corporation)


                                          By:
                                              ----------------------------
                                              James W. Knorr
                                              Vice-President
Attest:


----------------------------
Stephen T. Benza
Secretary

INSTRUCTIONS FOR COMPLETION OF FORM

      A.    Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of
            Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

      B.    Any necessary governmental approvals shall accompany this form.

      C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

      D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph G(b).

      E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the______________________________

            set forth in Paragraphs 7(a) and 7(b).

      F. BCL ss. 807 (15 P.S. ss.1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.


                                      -2

                                                                        84091709
                          COMMONWEALTH OF PENNSYLVANIA

                               Department of State

To All to Whom These Presents Shall Come, Greeting:

WHEREAS, in and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.I. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

WHEREAS, the stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                              KBK Enterprises, Inc.

THEREFORE, KNOW YE, that subject to the Constitution of this Commonwealth, and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

                                          GIVEN under my Hand and the Great Seal
                                                of the Commonwealth, at the City
                                                of Harrisburg, this 2nd day of
                                                February in the year of our Lord
                                                one thousand nine hundred and
                                                eighty-four and of the
                                                Commonwealth the two hundred and
                                                eighth.


                                                ------------------------------
                                                Secretary of the Commonwealth

                           CHANGE OF REGISTERED OFFICE

                          Commonwealth of Pennsylvania
                     Department of State-Corporation Bureau
                             308 North Office Bldg.
                              Harrisburg, PA 17120

|X|   Domestic Business Corporation

|_|   Foreign Business Corporation

|_|   Domestic Non-Profit Corporation

|_|   Foreign Non-Profit Corporation

Fee $40.00

1.    Name of Corporation - KBK Enterprises, Inc.

2. Address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Dept).

      7295 Old Berwick Road
      Bloomburg, PA  17815
      (Columbia County)

3. Address to which the registered office in this Commonwealth is to be changed:

c/o C T Corporation System
123 South Broad Street
Philadelphia, PA  19109
(Philadelphia County)

4.    (Check, and if appropriate, complete one of the following):

      |_| Such change was authorized by resolution duly adopted by the Board of Directors of the corporation.

      |X|   The procedure whereby such change was authorized was:

            Directive received from CEO

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporation seal, duly attested by another such officer, to be hereunto affixed, this 26th day of July, 1989.

      By KBK Enterprises, Inc.


    BY:
       ---------------------------
       Vice-President

ATTEST:


-----------------------------
        Secretary

                STATEMENT OF CHANGE OF REGISTERED OFFICE BY AGENT

      In compliance with the requirements of with the requirements of 15 Pa. C.S. ss. 108 (relating to change in location or status of registered office provided by agent), the undersigned person who maintains the registered office of an association and who desires to change the following with respect to such agency hereby states that:

1. The name of the association represented by the undersigned person is KBK ENTERPRISES, INC.

2. The address of the present registered office in this Commonwealth of the above named association is:

     123 South Broad Street
     Philadelphia, PA 19109
     (Philadelphia County)

3. (If the registered office address is to be changed, complete the following):

     The address in the same county to which the registered office in this Commonwealth of the above-named association is to be changed is:

     1635 Market Street
     Philadelphia, PA  19103
     (Philadelphia County)

4. The name of the person in care of the foregoing office is: CT CORPORATION SYSTEM.

     The person named immediately above in this paragraph has been designated in fact as the agent in care of the registered office in the Commonwealth of Pennsylvania of the corporation named in paragraph 2 of this statement.

5.   (Check one or more of the following, as appropriate):

     |_|   This statement reflects a change in name of the agent.

     |X| The change in registered office set forth in this statement reflects the removal of the place of business of the agent to a new location within the county.

     |_| The status of the agent as the provider of the registered office of the above-named association has been terminated.

     IN TESTIMONY WHEREOF, the undersigned person has caused this statement to be signed this 10th day of September 19__.

                              CT CORPORATION SYSTEM
                              ------------------------------------
                              (Name)


                              BY:
                                 ---------------------------------
                                  Assistant Secretary

                    STATEMENT OF CHANGE OF REGISTERED OFFICE

Indicate type of entity (check one):

      |X|   Domestic Business Corporation (15 Pa.C.S. ss. 1507)

      |_|   Foreign Nonprofit Corporation (15 Pa.C.S. ss. 6144)

      |_|   Foreign Business Corporation (15 Pa.C.S. ss. 4144)

      |_|   Domestic Limited Partnership (15 Pa.C.S. ss. 8506)

      |_|   Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)

      In compliance with the requirements of the applicable provisions of 15 Pa. C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: KBK ENTERPRISES, INC.

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to connect the following information to conform to the records of the Department):

(a) (address)

(b) CT Corporation System, Philadelphia County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

      (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

            (address)
      (b) The registered office of the corporation or limited partnership shall be provided by:

            The Prentice-Hall Corporation System, Inc., Dauphin County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

      IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 28th day of February, 1992.

               KBK Enterprises, Inc.
      ---------------------------------------
      Name of Corporation/Limited Partnership


      BY:
          -----------------------------------
               (Signature)

      TITLE:
              -------------------------------

                   CERTIFICATE OF CHANGE OF REGISTERED OFFICE

      In compliance with the requirements of the 15 Pa.C.S. ss. 8906 (relating to change of registered office) the undersigned foreign corporation desiring to effect a change of registered office, hereby states that:

1. The name of the company is: KBK ENTERPRISES, INC.

2. The (a) address of this company's current registered office in this Commonwealth or (b) roams of its commercial registered office provider and this county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

      (a)   ___________________________________________________________________

      (b)   c/o: The Prentice-Hall Corporation System, Inc.- (Dauphin County)

      For a company represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the company is located for venue and official publication purposes.

      3. (Complete part (a) or (b)):

      (a)   ___________________________________________________________________

      (b) The registered office of the company shall be provided by: c/o: CT Corporation System - (Philadelphia County)

      For a company represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the company is located for venue and official publication purposes.

      IN TESTIMONY WHEREOF, the undersigned company has caused this certificate to be signed by a duly authorized member or manager thereof this 4th day of November, 1996.

                                              KBK ENTERPRISES, INC.
                                              ----------------------------------
                                                   (Name of Company)


                                       BY:
                                              ----------------------------------

                                       TITLE:
                                              ----------------------------------